UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08002

KOREA EQUITY FUND, INC.

Worldwide Plaza
309 West 49th Street
New York, NY 10019

Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, NY 10019

Registrant’s telephone number, including area code: (800) 833-0018

Date of fiscal year end:	October 31, 2014

Date of reporting period:	October 31, 2014

ITEM 1.  REPORT TO SHAREHOLDERS

KOREA EQUITY FUND, INC.

December 29, 2014

To Our Shareholders:

We present the Annual Report of Korea Equity Fund, Inc. (the “Fund”) for the fiscal year ended October 31, 2014.

The Net Asset Value per share (“NAV”) of the Fund increased by 0.9% and the closing market price of the Fund (on the New York Stock Exchange) increased by 4.9% for the fiscal year after giving effect to the reinvestment of income dividends and long-term capital gains distributions. The closing market price of the Fund on October 31, 2014 was $8.23, representing a discount of 8.4% to the NAV of $8.98. The net assets of the Fund totaled $87,448,010 on October 31, 2014.

The Korea Composite Stock Price Index (“KOSPI”) decreased from 2,030.09 to 1,964.43, or 3.2% in local currency terms, for the fiscal year. Including the South Korean Won (“Won”) depreciation of 1.0% during the fiscal year, this represented a total decrease of 4.2% in United States (“U.S.”) dollar terms. The Fund’s NAV outperformed the KOSPI, in U.S. dollar terms, by 5.1 percentage points during the fiscal year.

For the quarter ended October 31, 2014, the KOSPI decreased from 2,076.12 to 1,964.43, or 5.4% in local currency terms, which, including the Won depreciation of 4.0% for the quarter, represented a total decrease of 9.4% in U.S. dollar terms. The NAV of the Fund decreased by 8.6% and outperformed the KOSPI, in U.S. dollar terms, by 0.8%. The Fund’s share price decreased by 7.0% during the quarter.

South Korean Economy

The Bank of Korea (“BOK”) cut its policy rate by 25 basis points in October to a new historical low of 2.0%. As justification for the unprecedented rate cut, the BOK cited unexpectedly slow economic growth, reduced inflationary pressures, and weak economic sentiment which could delay the recovery. Growth forecasts for 2014 and 2015 were also reduced by 0.3% to 3.5% and by 0.1% to 3.9%, respectively. Headline Consumer Price Index (“CPI”) inflation forecasts for 2014 and 2015 were also adjusted down by 0.5% and 0.3% to 1.4% and 2.4%, respectively. These downward revisions have resulted in the expected dissipation of the negative output gap being delayed to the second half of 2015. The rate cuts should support the economy along with the recent fiscal stimulus although they are unlikely to trigger a strong economic recovery.

Korean exports increased by 2.5% year-over-year (“yoy”) in October, compared with consensus expectations of 1.4% yoy. By region, exports to the U.S. increased by 33.4% yoy while exports to Europe declined by 27.7% yoy. Exports to China and Hong Kong increased by 4.1% yoy and 6.9% yoy, respectively. Exports to the Association of Southeast Asian Nations (“ASEAN”) countries declined by 1.3% yoy.

South Korean Stock Market

The Textiles and Apparel sector outperformed, driven by stable order momentum and solid earnings delivery. The Utility sector also outperformed due to expectations of margin improvement. The Food and Beverage sector also performed well during the period as the market expected price hikes to drive earnings growth going forward. SK Hynix Inc., in the Electronic Appliances and Components sector, continued to perform well backed by solid earnings improvement from a recovery in the memory industry. The Financing Business sector outperformed due to expectations of stable loan growth and margin improvements.

On the other hand, Transportation Equipment stocks such as Hyundai Motor Company and Kia Motors Corporation underperformed during the year given concerns regarding their poor capital management strategy. Weak shipment growth due to currency appreciation was also a negative factor. The Machinery sector also underperformed as the market became concerned that currency appreciation would weaken machinery manufacturers’ global competitiveness. Meanwhile, the Chemicals sector continued to underperform given the uncertainty over a demand recovery.

Portfolio Management Activity

In December 2013 and January 2014, the Fund added Hana Financial Group Inc. on expectations of an earnings improvement from the acquisition of the Korea Exchange Bank along with a domestic economic turnaround. The Fund increased its position in Hyundai Development Company in February 2014, which is likely to benefit from an improving housing market and is expected to achieve higher pre-sales than its peers in 2014. The Fund also increased its position in E-Mart Co., Ltd. in February 2014 due to growth in same-store sales and expectations that its online business will improve in the second half of the year. In May 2014, CJ Korea Express Corp. was added to the portfolio as the company is expected to see an earnings improvement from hikes in the Average Sales Price (“ASP”) for its parcel delivery business. The Fund also added Industrial Bank of Korea in April 2014, believing this company will be a key beneficiary of the domestic economic recovery. Loan growth would be sustainable from small and medium-size enterprises, while the high dividend yield of 3% to 4% looks attractive as well. In May 2014, the Fund also increased its position in BS Financial Group, Inc., which has maintained stable core earnings from both its banking and non-banking (capital) operations. The Fund added KT&G Corporation in July 2014 as the company is expected to benefit from a domestic economic recovery. Tobacco tax hikes would lead to a higher ASP as well as earnings growth going forward. The Fund also added positions in the Telecommunications sector in August and September 2014 such as SK Telecom Co., Ltd. and KT Corporation as the Fund believes faster average revenue per user growth and reduced marketing costs under the government’s strict controls will lead to an earnings turnaround.

The Fund reduced its position in Hyundai Motor Company preferred shares and second preferred shares in July and September 2014 since it is now concerned about the company’s cash management strategy and corporate governance after the announcement of a major property purchase. Weaker sales momentum in the U.S. market could hurt the company’s earnings in the near-term. In July 2014, the Fund slightly reduced its position in SK Hynix Inc. on the assumption that the stock price reflects expected solid earnings in the memory business. The Fund disposed of its position in Kolao Holdings in September 2014 based on concerns that slower than expected shipment momentum in Laos could lower earnings expectations in this market.

In July 2014, the Fund participated in the initial public offering (“IPO”) of Cuckoo Electronics Company Ltd. The company generates stable earnings and has a strong market position in Korea from its domestic rice cooker business. Earnings contributions from its China and duty free shop businesses also support long-term growth. The Fund also participated in the IPO of Devsisters Co., Ltd. in September 2014 since the Fund expects its mobile phone games to underpin stable earnings growth.

Investment Strategy

There is more concern lately about the pace of global economic growth. The U.S. recovery still appears to be on track, driven by buoyant domestic demand and strong manufacturing output. However, Europe now seems to be heading back into a recession while Japanese macroeconomic numbers are also below forecast. Among the emerging economies, the majority are facing either declining commodity prices or, in the case of China, sharp slowdowns in both domestic consumption and industrial production. Given this environment, the recent market scare about an imminent rise in official interest rates could prove premature.

The Fund maintains a cautious view of the Korean equity market but believes further downside could be limited due to improving fund flows and more measures to stimulate the property market as well as domestic consumption. Expectations of better cash management including higher dividends would be a catalyst. Considering recent foreign capital outflows, the Fund also expects the National Pension Service to invest aggressively in the domestic market throughout the end of this year which would support the overall equity market going forward.

The Fund expects to keep its existing exposure in the Electronic Appliances and Components sector throughout the fourth quarter of 2014. The current overweight position in SK Hynix Inc. is expected to remain in place, given stable earnings momentum and improving conditions in the memory market. On the other hand, the Fund expects to maintain the current underweight position in Samsung Electronics Co., Ltd. due to the limited upside potential in its smart phone business. The Fund also expects to maintain an overweight position in NCsoft Corporation given its stable earnings generation and attractive valuation.

The overweight position in the Financing Business sector is expected to remain unchanged. Stable loan growth and possible earnings improvements for banking stocks are supported by a recovery in the property market and a turnaround in the domestic economy.

The Fund remains bearish towards the Chemicals sector due to the uncertain demand recovery and an oversupply situation but has taken a slightly more positive view of stocks in the Iron and Steel sector such as POSCO, given a possible earnings improvement due to lower raw material costs. The Fund expects to maintain an overweight position in special metal manufacturers such as Korea Zinc Co., Ltd. on earnings growth from capacity expansion.

The Transportation Equipment sector remains overweight. The Fund reduced its positions in automobile original equipment manufacturers due to concerns over capital management while maintaining a positive view of automobile parts manufacturers due to stable earnings momentum and attractive valuations. The Fund increased its position in the Telecommunications sector considering the boost to earnings growth from reduced marketing competition and industry-wide average rate per unit growth backed by further Long Term Evolution penetration.

The Fund appreciates your continuing support.

Sincerely,

/s/ Yutaka Itabashi

Yutaka Itabashi
President

DISCLOSURES

Sources: Nomura Asset Management U.S.A. Inc. and Bloomberg L.P. Past performance is not indicative of future results.

The NAV price is adjusted for reinvestment of income dividends and capital gain distributions. The New York Stock Exchange’s closing market price is adjusted for reinvestment of income dividends and capital gain distributions. The Fund’s performance does not reflect sales commissions.

This material contains the current opinions of the Fund’s manager, which are subject to change without notice. It should not be considered investment advice. Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long term.

Comparisons between changes in the Fund’s net asset value or market price per share and changes in the Fund’s benchmark should be considered in light of the Fund’s investment policy and objective, the characteristics and quality of the Fund’s investments, the size of the Fund, and variations in the South Korean Won/U.S. Dollar exchange rate. This report is for informational purposes only. Investment products offered are not FDIC insured, may lose value, and are not bank guaranteed.

Indices are unmanaged. You cannot invest directly into an index.

SHAREHOLDERS ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund’s registrar Computershare Trust Company, N.A., at (800) 426-5523 for information concerning their accounts.

PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the SEC’s web site at http://www.sec.gov.

Additional information about the Fund's Board of Directors is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the website of the Securities and Exchange Commission ("SEC") at http://www.sec.gov in the Fund's most recent proxy statement filing.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files a schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FUND CERTIFICATION

In September 2014, the Fund filed its Chief Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund’s Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the SEC’s web site at http://www.sec.gov.

INTERNET WEBSITE

Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy and process and products, which include the Fund. The Internet web address is www.nomura.com.

KOREA EQUITY FUND, INC.

FUND HIGHLIGHTS—OCTOBER 31, 2014 (Unaudited)

KEY STATISTICS

Net Assets	$87,448,010
Net Asset Value per Share	$8.98
Closing NYSE Market Price	$8.23
Percentage Increase in Net Asset Value per Share*†	0.9%
Percentage Increase in NYSE Market Price*†	4.9%

MARKET INDEX
Percentage Decrease in Market Index*

	SOUTH KOREAN WON	U.S.$
Korea Composite Stock Price Index*	(3.2)%	(4.2)%
*From November 1, 2013 through October 31, 2014
†Reflects the percentage change in share price adjusted for reinvestment of income dividends and long-term capital gains distributions

ASSET ALLOCATION

South Korean Equity Securities	99.9%
Foreign Currency	0.4%
Liabilities Less Other Assets, Net	(0.3)%
Net Assets	100.0%

INDUSTRY DIVERSIFICATION

% of Net Assets
Electronic Appliances and Components	25.0
Transportation Equipment	12.2
Insurance	10.0
Financing Business	9.8
Services	7.6
Iron and Steel	6.2
Wholesale	5.9
Information and Communication	4.7
Textiles and Apparel	4.5
Transportation	3.9
Other Products	3.3
Telecommunications	2.5
Chemicals	1.9
Construction and Engineering	1.6
Healthcare Products	0.8

TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE

Issuer	Market Value	% of Net Assets
Samsung Electronics Co., Ltd.	$10,805,455	12.4
SK Hynix Inc.	9,660,243	11.0
Hyundai Mobis Co., Ltd.	6,836,033	7.8
Dongbu Insurance Co., Ltd.	4,300,353	4.9
Coway Co. Ltd.	3,987,964	4.6
Shinhan Financial Group Co., Ltd.	3,957,377	4.5
Korea Zinc Co., Ltd.	3,860,444	4.4
NCsoft Corporation	3,708,314	4.2
Youngone Corporation	3,159,224	3.6
Hyundai Motor Company*	2,858,305	3.3

*The Fund holds $1,723,288 of Hyundai Motor Company preferred shares and $1,135,017 of Hyundai Motor Company common shares which make up 2.0% and 1.3% of total net assets, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Korea Equity Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Korea Equity Fund, Inc. (the “Fund”), including the schedule of investments, as of October 31, 2014, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Korea Equity Fund, Inc. at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2014

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS*

OCTOBER 31, 2014

SOUTH KOREAN EQUITY SECURITIES
	Shares	Cost	Market Value	% of Net Assets
Chemicals
Dongsung Finetec Corporation	151,605	$675,692	$1,329,836	1.5
Superconducting materials
Wonik Materials Company Ltd. †	33,696	280,166	338,872	0.4
Supplies specialty gas
Total Chemicals		955,858	1,668,708	1.9

Construction and Engineering
Hyundai Development Company	36,900	1,057,005	1,386,449	1.6
Civil engineering and architecture construction businesses
Total Construction and Engineering		1,057,005	1,386,449	1.6

Electronic Appliances and Components
Cuckoo Electronics Company Ltd. †	7,038	909,207	1,438,527	1.6
Electric home appliances
Samsung Electronics Co., Ltd.	9,328	6,513,438	10,805,455	12.4
Consumer electronics, computers, and telecommunications
SK Hynix Inc. †	218,634	5,259,038	9,660,243	11.0
Semiconductors
Total Electronic Appliances and Components		12,681,683	21,904,225	25.0

Financing Business
BS Financial Group, Inc.	34,550	537,505	535,669	0.6
Banking-related financial services
Hana Financial Group Inc.	56,330	2,143,804	1,943,400	2.2
Banking-related financial services
Industrial Bank of Korea	93,434	1,068,903	1,361,612	1.6
Banking-related financial services
Samsung Card Co., Ltd.	19,160	687,455	820,706	0.9
Credit card services
Shinhan Financial Group Co., Ltd.	84,490	3,202,249	3,957,377	4.5
Consumer and commercial-related financial services
Total Financing Business		7,639,916	8,618,764	9.8

See notes to financial statements.

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS*—(Continued)

OCTOBER 31, 2014

	Shares	Cost	Market Value	% of Net Assets
Information and Communication
NCsoft Corporation	27,091	$4,621,491	$3,708,314	4.2
Online gaming
Samsung SDS Co., Ltd. † ^	1,149	205,319	203,286	0.2
Information and communication technology services
WINS Technet Co., Ltd.	30,707	488,988	219,314	0.3
Provides security network services
Total Information and Communication		5,315,798	4,130,914	4.7

Healthcare Products
I-Sens Inc. †	12,212	495,657	715,273	0.8
Develops, produces and distributes medical devices
Total Healthcare Products		495,657	715,273	0.8

Insurance
Dongbu Insurance Co., Ltd.	77,098	2,967,519	4,300,353	4.9
Non-life insurance
Samsung Fire & Marine Insurance Co., Ltd	9,213	1,663,454	2,466,454	2.8
Non-life insurance.
Samsung Life Insurance Co., Ltd	18,706	1,746,013	2,029,275	2.3
Life insurance
Total Insurance		6,376,986	8,796,082	10.0

Iron and Steel
Korea Zinc Co., Ltd.	10,300	2,723,176	3,860,444	4.4
Non-ferrous metals
POSCO	4,175	1,365,893	1,189,630	1.4
Manufactures steel products
Sung Kwang Bend Co., Ltd.	27,024	600,402	388,787	0.4
Piping materials
Total Iron and Steel		4,689,471	5,438,861	6.2

Other Products
Genic Co., Ltd. †	1,187	47,966	23,764	0.0
Health and beauty products
Interojo Co., Ltd.	89,143	1,283,579	1,672,617	1.9
Manufactures and sells contact lens
KT&G Corporation	14,000	1,246,221	1,238,471	1.4
Electric home appliances
Total Other Products		2,577,766	2,934,852	3.3

See notes to financial statements.

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS*—(Continued)

OCTOBER 31, 2014

	Shares	Cost	Market Value	% of Net Assets
Services
CJ O Shopping Co., Ltd.	3,448	$998,017	$843,133	1.0
Online retail marketing company
Coway Co. Ltd.	52,484	2,269,616	3,987,964	4.6
Manufactures environment-related products
Devsisters Co., Ltd. †	10,920	579,554	427,077	0.5
Develops mobile games
Kangwon Land Corp.	23,830	617,053	776,652	0.9
Casinos and leisure business
KG Eco Technology Services Co., Ltd.	92,807	486,740	493,459	0.6
Produces energy from waste
Total Services		4,950,980	6,528,285	7.6

Telecommunications
KT Corporation	33,700	1,152,993	1,029,290	1.2
Telecommunication services
SK Telecom Co., Ltd.	4,455	1,245,953	1,107,626	1.3
Wireless telecommunications services
Total Telecommunications		2,398,946	2,136,916	2.5

Textiles and Apparel
Hansae Co., Ltd.	23,500	378,214	800,909	0.9
Original equipment manufacturing of garments
Youngone Corporation	53,094	1,779,361	3,159,224	3.6
Outdoor sportswear and shoes
Total Textiles and Apparel		2,157,575	3,960,133	4.5

Transportation
AJ Rent a Car Co., Ltd. †	97,090	1,097,804	1,532,422	1.8
Auto rental company
CJ Korea Express Corp. †	4,500	499,433	808,731	0.9
Land and marine transportation services
Samsung Heavy Industries Co., Ltd.	44,400	990,268	1,077,023	1.2
Manufactures various transportation carriers
Total Transportation		2,587,505	3,418,176	3.9

See notes to financial statements.

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS*—(Continued)

OCTOBER 31, 2014

	Shares	Cost	Market Value	% of Net Assets
Transportation Equipment
Hyundai Mobis Co., Ltd.	29,365	$5,428,578	$6,836,033	7.8
Automotive service components
Hyundai Motor Company	7,170	1,553,510	1,135,017	1.3
Passenger cars, trucks, autoparts, and commercial vehicles
Hyundai Motor Company – Preferred	14,985	1,222,514	1,723,288	2.0
Passenger cars, trucks, autoparts, and commercial vehicles
Kia Motors Corporation	19,279	1,071,164	935,312	1.1
Passenger cars, mini-buses, trucks, and commercial vehicles
Total Transportation Equipment		9,275,766	10,629,650	12.2

Wholesale
E-mart Co., Ltd.	3,700	908,526	682,183	0.8
Chain of hypermarkets
Hyundai Greenfood Co., Ltd.	137,530	2,120,577	2,324,386	2.7
Wholesale and distribution of food
iMarketKorea Inc.	47,320	1,097,485	1,161,073	1.3
Maintenance, repair, and operations procurement services
Samchuly Bicycle Co., Ltd.	45,692	746,499	944,555	1.1
Manufactures and sells bicycles
Total Wholesale		4,873,087	5,112,197	5.9

TOTAL SOUTH KOREAN EQUITY SECURITIES	68,033,999	87,379,485	99.9

INVESTMENT IN FOREIGN CURRENCY

South Korea Won	$350,819	$347,622	0.4
Non-interest bearing account

TOTAL INVESTMENT IN FOREIGN CURRENCY	350,819	347,622	0.4

TOTAL INVESTMENTS	$68,384,818	$87,727,107	100.3

LIABILITIES LESS OTHER ASSETS, NET		(279,097)	(0.3)

NET ASSETS		$$87,448,010	100.0

*The description following each investment is unaudited and not covered by the Report of Independent Registered Public Accounting Firm.
†Non-income producing security.
^Security acquired as a result of an IPO participation.

Portfolio securities and foreign currency holdings were translated at the following exchange rate as of October 31, 2014.
South Korean Won                    KRW                    1,073.91= USD $1.00

See notes to financial statements.

KOREA EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2014

ASSETS:
Investments in securities, at market value (cost—$68,033,999)	$87,379,485
Investment in foreign currency, at market value (cost—$350,819)	347,622
Prepaid expenses	5,790
Cash and cash equivalents	179,054
Total Assets	87,911,951

LIABILITIES:
Payable for investments purchased	205,319
Accrued legal fees	72,740
Accrued auditing and tax reporting fees	63,899
Accrued management fee	62,375
Accrued directors’ fees and expenses	18,149
Other accrued expenses	41,459
Total Liabilities	463,941

NET ASSETS:
Capital stock (par value of 9,740,623 shares of capital stock outstanding, authorized 100,000,000, par value $0.10 each)	974,062
Paid-in capital	67,768,066
Accumulated net realized loss on investments and foreign currency transactions	(445,948)
Net unrealized appreciation on investments and foreign currency transactions	19,342,289
Accumulated net investment loss	(190,459)
Net Assets	$87,448,010
Net asset value per share	$ 8.98

See notes to financial statements.

KOREA EQUITY FUND, INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2014

INCOME:
Dividend income (less $194,207 of withholding taxes)	$737,212
Interest income	95
Total Income		$737,307

EXPENSES:
Management fee	782,745
Legal fees	259,181
Directors’ fees and expenses	103,602
Custodian fees	83,560
Auditing and tax reporting fees	70,920
Registration fees	24,995
Annual meeting expenses	20,270
Shareholder reports	17,281
Transfer agency fees	11,452
Miscellaneous fees	7,657
Total Expenses		1,381,663
INVESTMENT LOSS—NET		(644,356)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain on investments and foreign currency transactions:
Net realized gain on investments	1,788,626
Net realized gain on foreign currency transactions	63,643
Net realized gain on investments and foreign currency transactions	1,852,269
Net change in unrealized appreciation on investments	1,567,959
Net change in unrealized depreciation on foreign currency transactions and translation	(2,206,584)
Net realized and unrealized gain on investments and foreign currency transactions and translation	1,213,644
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$569,288
See notes to financial statements.

KOREA EQUITY FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31,
	2014	2013
FROM INVESTMENT ACTIVITIES:
Net investment loss	$(644,356)	$(775,322)
Net realized gain on investments	1,788,626	12,906,185
Net realized gain on foreign currency transactions	63,643	199,689
Net change in unrealized appreciation (depreciation) on investments	1,567,959	(7,945,386)
Net change in unrealized appreciation (depreciation) on foreign currency transactions and translation	(2,206,584)	1,330,916
Increase in net assets derived from investment activities	569,288	5,716,082

FROM DISTRIBUTION TO SHAREHOLDERS:
Capital gain distribution	(12,195,260)	(10,256,876)
Decrease in net assets derived from distributions to shareholders	(12,195,260)	(10,256,876)

NET ASSETS:
Beginning of year	99,073,982	103,614,776
End of year (including accumulated net investment loss of $190,459 and $331,897, respectively)	$87,448,010	$99,073,982

See notes to financial statements.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

    Korea Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund was incorporated in Maryland on September 7, 1993 and investment operations commenced on December 3, 1993. The Fund’s investment objective is to seek long-term capital appreciation through investments primarily in equity securities of South Korean companies.

    The accompanying financial statements have been prepared in accordance with United States (“U.S.”) generally accepted accounting principles (“GAAP”) and are stated in United States dollars. The Fund is an investment company that follows the accounting and reporting guidance in accordance with FASB Accounting Standards Codification Topic 946. The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

    (a) Valuation of Securities—Investments traded on stock exchanges are valued at the last sale price on the principal market on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the U.S. over-the-counter market (as opposed to the over-the-counter market for foreign investors in South Korea) are valued at the last reported sales price as of the close of business on such day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of the day or, if none is available, at the last reported sales price available to the Fund. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates fair value, if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days.

    (b) Foreign Currency Transactions—Transactions denominated in South Korean Won (“Won”) are recorded in the Fund’s records at the prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in Won are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in the results of operations for the current period.

    The net assets of the Fund are presented at the exchange rates and market values at the end of the Fund’s fiscal year. The Fund does isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at October 31, 2014. Net realized gains or losses on investments include gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities. Net realized gains or losses on foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

    (c) Security Transactions, Investment Income, and Distributions to Shareholders—Security transactions are accounted for on the trade date. Dividend income and distributions are recorded on the ex-dividend dates and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on a first-in, first-out basis.

    Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition—“temporary”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized capital gains.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Pursuant to a securities lending agreement with Brown Brothers Harriman & Co., the Fund may lend securities to qualified institutions. It is the Fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the Fund’s policy that collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is provided in the form of cash, which will be invested in certain money market funds. The Fund is entitled to receive all income on securities loaned, in addition to a portion of the income earned as a result of the lending transaction. Although each security loan is fully collateralized, there are certain risks. On November 21, 2008, the Fund suspended its participation in the securities lending program. The Fund may resume its participation in the future. During the fiscal year ended October 31, 2014, the Fund did not earn any fees from lending fund portfolio securities, pursuant to the securities lending agreement.

    (d) Capital Account Reclassification—For the year ended October 31, 2014, the Fund’s accumulated net investment loss was decreased by $785,794, paid-in capital was decreased by $722,151, and the accumulated net realized loss on investments and foreign currency transactions was increased by $63,643. The adjustments were a result of the reclassification of foreign exchange losses and net operating loss. These adjustments had no impact on net assets.

    (e) Income Taxes—A provision for United States income taxes has not been made since it is the intention of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

    Under South Korean tax laws, a withholding tax is imposed on dividends at the rate of 22% and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.

    In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years), and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the statement of operations. During the current year and for the prior three tax years, the Fund did not incur any interest or penalties.

    (f) Subscription for New Shares—As part of their annual corporate action matters, certain South Korean companies offer rights to their shareholders to subscribe to new shares which are eligible for a portion of the dividends paid on existing shares in the year of subscription. The Fund normally subscribes to new share offerings by South Korean companies.

    (g) Use of Estimates in Financial Statement Preparation—The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

    (h) Concentration of Risk—A significant portion of the Fund’s net assets consists of South Korean securities which involve certain considerations and risks not typically associated with investments in the U.S. In addition to the smaller size, less liquidity and greater volatility, the South Korean securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about South Korean issuers than there is about U.S. issuers. Future economic and political developments in South Korea could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

    (i) Indemnifications—Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on the Fund’s experience, the Fund expects the risk of loss to be remote and as such no additional accruals were recorded on the statement of assets and liabilities.

2. Management Agreement and Transactions With Affiliated Persons

    Nomura Asset Management U.S.A. Inc. (“NAM-USA” or the “Manager”) acts as the Manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (“NAM”), as investment adviser for the Fund, and Nomura Asset Management Hong Kong Limited (“NAM-Hong Kong”) and Nomura Asset Management Singapore Limited (“NAM-Singapore”), as investment sub-advisers for the Fund.

    As compensation for its services to the Fund, the Manager receives a monthly fee computed at the annual rate of 0.85% of the Fund’s average weekly net assets. Under the management agreement, the Fund incurred fees to the Manager of $782,745 for the fiscal year ended October 31, 2014. Under the investment advisory agreement, the Manager informed the Fund that NAM earned sub-advisory fees of $205,207 from the Manager, not the Fund, for the fiscal year ended October 31, 2014. In addition, NAM-Hong Kong and NAM-Singapore earned sub-advisory fees of $45,602 and $205,207, respectively. At October 31, 2014, the management fee payable to the Manager by the Fund was $62,375.

    Certain officers and/or directors of the Fund are officers and/or directors of the Manager. Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) did not earn any fees in commissions on the execution of portfolio security transactions for the year ended October 31, 2014. The Fund pays each Director not affiliated with the Manager an annual fee of $12,000 plus $1,500 per meeting attended or $1,000 per telephone meeting attended, together with such Director’s actual expenses related to attendance at meetings. The Chairman of the Board, presently Rodney A. Buck, who is not affiliated with the Manager, is paid an additional annual fee of $5,000. The Chairman of the Audit Committee, presently David B. Chemidlin, receives an additional annual fee of $1,000. Such fees and expenses for unaffiliated Directors aggregated to $103,602 for the fiscal year ended October 31, 2014.

3. Purchases and Sales of Investments

    Purchases and sales of investments, exclusive of investments in foreign currency and short-term securities, for the fiscal year ended October 31, 2014 were $17,609,748 and $29,153,977, respectively.

4. Federal Income Taxes

    As of October 31, 2014, net unrealized appreciation on investments for Federal income tax purposes was $18,222,213, consisting of $21,379,246 related to appreciated securities and $3,157,033 related to depreciated securities. The aggregate cost of investments, at October 31, 2014, for federal income tax purposes was $69,157,272.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

    At October 31, 2014 the components of accumulated earnings on a tax basis were as follows:

Unrealized appreciation on investments and foreign currency transactions	$18,219,017
Undistributed long term capital gains	677,324
Qualified late year loss deferral	(190,459)
Total accumulated earnings	$18,705,882

    The Fund paid a long term capital gains distribution of $1.252 per share ($12,195,260) to shareholders of record as of December 30, 2013 on January 17, 2014. The ex-dividend date was December 26, 2013.

    The Fund paid a long term capital gains distribution of $1.053 per share ($10,256,876) to shareholders of record as of December 24, 2012 on January 4, 2013. The ex-dividend date was December 20, 2012.

    The tax character of distributions paid during the fiscal years ended October 31, 2014 and October 31, 2013 were as follows:

	October-14	October-13

Ordinary Income	$0	$0

Capital Gains	$12,195,260	$10,256,876

5. Fair Value Measurements

    In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2014.

Level	Investments in Securities
Level 1
Equity Securities*	$87,176,199
Foreign Currency	347,622
Level 2
Equity Securities	203,286
Level 3	-0-
Total	$87,727,107

* Please refer to the Schedule of Investments for breakdown of the valuation by industry type.

    During the fiscal year ended October 31, 2014, there were no transfers between Level 1, Level 2, or Level 3 securities.

    As of October 31, 2014, the Fund held a Level 2 security. The security was valued at the IPO participation price transacted on October 31, 2014.

    During the fiscal year ended October 31, 2014, the Fund did not hold any instrument which used significant unobservable inputs (Level 3) in determin-

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

ing fair value.

6. Share Repurchases and Discount Management Plan

    The Board of Directors of the Fund announced a Discount Management Plan on June 3, 2010. The Plan consisted of an open-market share repurchase program and a tender offer component. The Fund commenced share repurchases on the New York Stock Exchange on July 1, 2010. Between July 1, 2010 and August 13, 2010, the Fund repurchased 149,609 shares of its capital stock for an aggregate purchase price of $1,483,505. The impact of the Plan resulted in less than a $0.01 change to the net asset value per share.

    The Board of Directors announced an enhanced Discount Management Plan on August 17, 2010 that provided for a tender offer of up to 20 percent of the Fund’s outstanding shares of capital stock. The enhanced Plan also contemplates that the Board of Directors will annually evaluate whether, taking into account the Fund’s performance, trading discount from net asset value and other relevant factors, the Fund should make an additional tender offer for between 5 and 15 percent of its outstanding shares of capital stock. On November 17, 2010, the Fund commenced a tender offer for up to 2,212,479 shares of its outstanding capital stock at a price equal to 98 percent of the net asset value per share on the expiration date of the offer (or if the tender offer is extended, on the date to which the tender offer is extended). The tender offer expired on December 17, 2010, at which time the offer was oversubscribed. The Fund purchased the maximum number of shares covered by the offer at a price of $12.79 per share, which represented a price equal to 98 percent of the net asset value per share as of the close of trading on the New York Stock Exchange on December 17, 2010. As a result of the tender offer, $28,297,607 was distributed to the shareholders and there was a $0.06 increase to the net asset value per share.

    The Fund’s intention to conduct a second tender offer was announced on June 7, 2011. This tender offer was for up to 10 percent of the Fund’s outstanding stock during the fourth quarter of 2011 if the Fund's stock traded at a specific discount during the third quarter of 2011. The stock did trade at the specific discount. The Fund commenced an offer for up to 1,082,292 shares of its common stock on January 31, 2012. The offer expired on March 5, 2012, at which time the Fund purchased the maximum number of shares covered by the offer at a price of $10.33, which represented a price equal to 98 percent of the net asset value per share as of the close of trading on the New York Stock Exchange on March 5, 2012. As a result of the tender offer, $11,180,076 was distributed to the shareholders and there was a $0.02 increase to the net asset value per share.

7. Correction of an Immaterial Error

    Subsequent to the issuance of the financial statements for the fiscal year ended October 31, 2013, the Fund identified the appropriate price for the reinvestments of dividends was not used to calculate the total investment return in accordance with the Fund's dividend reinvestment plan. The Fund reviewed the impact of this error on the prior period financial statements and determined that the error was not material to the financial statements. However, the Fund has corrected the financial highlights disclosure to reflect the correct total investment returns. The effect of the correction of this immaterial error on the financial statements is presented below.

10/31/2013
As Previously Reported	As Corrected
5.3%	4.9%
10/31/2012
As Previously Reported	As Corrected
-1.8%	3.6%

KOREA EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout each fiscal year:

For the Fiscal Year Ended October 31,
	2014	2013		2012		2011	2010
Net asset value, beginning of year	$10.17	$10.64		$13.69		$12.30	$9.76
Net investment loss*	(0.07)	(0.08)		(0.10)		(0.16)	(0.07)
Net realized and unrealized gain on investments and foreign currency	0.13	0.66		0.10		1.49	2.61
Total from investment operations	0.06	0.58		0.00		1.33	2.54
Distributions:
Distributions from capital gains	(1.25)	(1.05)		(3.07)		—	—
Total from distributions	(1.25)	(1.05)		(3.07)		—	—
Fund Share Transactions
Effect of Tender Offer**	—	—		0.02		0.06	—
Total Fund share transactions	—	—		0.02		0.06	—
Net asset value, end of year	$8.98	$10.17		$10.64		$13.69	$12.30
Market value, end of year	$8.23	$9.09		$9.65		$12.41	$11.25
Total investment return†	4.9%	4.9	%***	3.6	%***	10.3%	33.9%
Ratio to average net assets/supplemental data:
Net assets, end of period (000)	$87,448	$99,074		$103,615		$121,195	$136,026
Operating expenses	1.49%	1.57%		1.81%		1.90%	1.81%
Net investment loss	(0.70%)	(0.81%)		(0.90%)		(1.13%)	(0.68%)
Portfolio turnover	19%	64%		77%		75%	52%

____________
* Based on average shares outstanding.
** Increase is due to Tender Offer (See Note 6).
*** See Note 7 regarding a correction of an immaterial error.
† Based on market value per share, adjusted for reinvestment of income dividends and capital distributions and capital share transactions.

TAX INFORMATION (UNAUDITED)

We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year ended October 31, 2014 as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, the Fund designates $194,207 as foreign tax credit with the associated gross income of $931,419.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2015.

See notes to financial statements.

KOREA EQUITY FUND, INC.

SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

The 2014 Annual Meeting of the Shareholders of the Fund was held at the offices of Nomura Asset Management U.S.A. Inc. at Worldwide Plaza, 309 West 49th Street, New York, New York on August 14, 2014. The purpose of the meeting was (1) to elect one Class II Director, to serve for a term to expire in 2017 and (2) to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

At the meeting, Yutaka Itabashi was re-elected to serve as director of the Fund for a term expiring in 2017 and until his successor is duly elected and qualifies. The results of the voting at the Annual Meeting were as follows:

1. To elect one Class II Director:

	Shares Voted For	% of Outstanding Shares	Shares Voted Withhold Authority	%of Outstanding Shares	Shares Abstained	Broker Non-Vote
Yutaka Itabashi	4,929,782	50.61%	3,810,376	39.12%	-	-

INDEPENDENT DIRECTORS

Biographical and other information relating to the non-interested Directors of the Fund is set out below.

Name and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Over- seen by Director*	Other Public Directorships Held by Director
Rodney A. Buck (66)	Class III Director and Chairman of the Board	Director since 2006; Chairman of the Board since 2010	Owner, Buck Capital Management (private investment management firm) since 2005; Chairman of the Dartmouth-Hitchcock Health Care Investment Committee since 2011.	Two registered investment companies consisting of two portfolios	None

E. Han Kim (68)	Class I Director	Director since 2010	Business Administration Professor at Ross Business School, University of Michigan since 1980; Advisor to CEO of Taubman Company since 2009; Advisor to CEO of POSCO from 2008 to 2009.	Two registered investment companies consisting of two portfolios	KT Corporation (formally Korea Telecom)

David B. Chemidlin (57)	Class III Director	Director since 2006	Corporate Controller, Advance Magazine Publishers, Inc. (d/b/a Conde Nast) since 1995.	Two registered investment companies consisting of two portfolios	None

Marcia L. MacHarg (66)	Class I Director	Director since 2013	Partner, Debevoise & Plimpton LLP, 1987-2012; Of Counsel, Debevoise & Plimpton LLP since 2013; Trustee, Board of	Two registered investment companies consisting of two portfolios	None
Trustees of Smith College since July 2014; Member of the Executive Committee of the Friends of Smith College Libraries since 2013.

*In addition to the Fund, the “Fund Complex” includes Japan Smaller Capitalization Fund, Inc.

KOREA EQUITY FUND, INC.

SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

INTERESTED DIRECTOR

Biographical and other information relating to the Director who is an “interested person,” as defined in the Investment Company Act of 1940, of the Fund is set out below:

Name and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by Director*	Other Public Directorships Held by Director
Yutaka Itabashi (49)*	Class II Director and President	Director and President since 2013
President of Nomura Asset Management U.S.A. Inc. (“NAM-USA”) and Nomura Global Alpha LLC since 2013; Managing Director of Nomura Asset Management Co., Ltd. (“NAM”) from 2004 to 2013; Senior Managing Director of Nomura Funds Research and Technologies Co., Ltd. from 2007 to 2012
				Two registered investment companies consisting of two portfolios	None

___________
*
Mr. Itabashi is an “interested person,” of the Fund based on his position with NAM-USA. Mr. Itabashi is also a director of Japan Smaller Capitalization Fund, Inc., for which NAM-USA acts as manager and for which NAM acts as investment adviser.

**	In addition to the Fund, the “Fund Complex” includes Japan Smaller Capitalization Fund, Inc.

Committees and Directors’ Meetings. The Board of Directors has a standing Audit Committee, a standing Nominating Committee, and a standing Governance and Compliance Committee, each of which consists of the Directors who are not “interested persons” of the Fund within the meaning of the 1940 Act and are “independent” as defined in the New York Stock Exchange listing standards. Currently, Rodney A. Buck, David B. Chemidlin, E. Han Kim and Marcia L. MacHarg are members of these Committees. The Fund has no standing Compensation Committee.

During the fiscal year ended October 31, 2014, the Board of Directors held seven meetings, the Audit Committee held three meetings and the Nominating Committee held one meeting. Each incumbent Director attended at least 75% of the aggregate number of meetings of the Board of Directors held during the period for which they served and, if a member, of the aggregate number of meetings of the Audit and Nominating Committees held during the period for which they served.

KOREA EQUITY FUND, INC.

SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

Officers of the Fund. Officers of the Fund are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. Certain biographical and other information relating to the officers of the Fund is set out below:

Name, Address* and Age of Officers	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) or Employment During Past Five Years
Yutaka Itabashi (49)	President and Class II Director	President since November 2013
President of Nomura Asset Management U.S.A. Inc. (“NAM-USA”) and Nomura Global Alpha LLC (“NGA”) since November 2013; Managing Director of Nomura Asset Management Co., Ltd. from 2004 to 2007; Senior Managing Director of Nomura Funds Research and Technologies Co., Ltd. from 2007 to 2012.

Hiromichi Aoki (55)	Vice President	Vice President since 2011	Managing Director of NAM-USA since 2011; Managing Director and Head of Merchant Banking at Nomura International plc, London since 2006.

Maria R. Premole (52)	Vice President	Vice President since October 2013	Vice President and head of Retail Product Management of NAM-USA since September 2013; Associate of NAM-USA from 2008 to 2013.

Neil Daniele (54)	Secretary and Chief Compliance Officer	Secretary since 2002; Chief Compliance Officer since 2005
Chief Compliance Officer of NAM-USA since 2005 and Managing Director of NAM-USA since 2007; Chief Compliance Officer of NGA since 2008; Chief Compliance Officer of Nomura Corporate Research and Asset Management Inc. and Nomura Funds Research and Technologies America, Inc. since 2009; Corporate Secretary of NAM-USA and NGA since November 2013.

Amy J. Marose (37)	Treasurer	Treasurer since October 2013; Assistant Treasurer from November 2011 to October 2013	Controller and Treasurer of NAM-USA and Treasurer of NGA since October 2013; Vice President of NAM-USA since 2009; Senior Manager at Deloitte & Touche LLP from 2007.

Jamie Gannalo (28)	Assistant Treasurer	Assistant Treasurer since October 2013	Associate of NAM-USA since January 2013; Senior Associate at Rothstein Kass from 2010 to 2012; Associate at Rothstein Kass from 2008 to 2010.

___________
* The address of each officer listed above is Worldwide Plaza, 309 West 49th Street, New York, New York 10019.

** Elected by and serves at the pleasure of the Board of Directors.

KOREA EQUITY FUND, INC.

REVIEW OF THE FUND’S MARKET PRICE COMPARED TO NET ASSET VALUE (Unaudited)

    Shares of closed-end investment companies, including funds focusing on a single country, have at various times traded at both premiums and discounts to their net asset value (“NAV”). Although the shares of the Fund have traded at such a premium, they also have traded at a discount from NAV.

    Since the Fund was established, the Board of Directors on a quarterly basis has reviewed the trading price of the Fund’s shares. The purpose of such review has been to determine whether a discount exists and, if so, whether it would be in shareholders’ overall best interests for the Fund to conduct share repurchases, make an issuer tender offer for shares or consider another means of possibly reducing the discount. During July and August, 2010, in accordance with a Discount Management Plan announced by the Board of Directors of the Fund on June 3, 2010, the Fund conducted open market share repurchases on the New York Stock Exchange and repurchased 149,609 shares of its common stock for an aggregate purchase price of $1,483,505.

    On December 17, 2010, the Fund completed a tender offer for up to approximately 20 percent of its outstanding shares of common stock. The tender offer was made pursuant to an enhanced Discount Management Plan adopted by the Board of Directors of the Fund in August 2010. The enhanced Discount Management Plan also contemplates that the Board of Directors will annually evaluate whether, taking into account the Fund’s performance, trading discount from net asset value and other relevant factors, the Fund should make an additional tender offer between 5 and 15 percent of its outstanding shares.

    On March 5, 2012, the Fund completed a tender offer for up to 10 percent of its outstanding shares. The Fund purchased 1,082,292 shares of common stock, the maximum number of shares covered by the offer, at a price of $10.33, which represented a price equal to 98 percent of the net asset value per share as of the close of trading on the New York Stock Exchange on March 5, 2012. The total purchase price paid to shareholders was $11,180,076.

    The Board of Directors has also considered whether it would be in the best interests of the Fund to convert to an open-end fund or to an interval fund, which is a form of investment company that makes periodic share repurchases at prices based on NAV. To date, the Board of Directors has not felt that it would be in the best interests of the Fund or its shareholders to convert to an open-end fund or to have interval fund status. As a “country fund,” the Fund’s NAV is more volatile than might be the case for a fund with a broader investment focus. The Directors believe that converting the Fund to either an open-end or interval fund would subject the Fund to redemptions or repurchases at times when liquidation of portfolio securities could disadvantage remaining shareholders, and they believe that the recent sometimes extreme volatility of the financial markets in South Korea supports their view. Additionally, since an open-end fund has a limited ability to invest in illiquid securities, such a conversion could hinder the Fund’s ability to pursue its investment objectives. The Directors intend to continue to review, on a quarterly basis, the trading market for the Fund’s shares.

DIVIDEND REINVESTMENT PLAN

    The Dividend Reinvestment Plan (the “Plan”) is available automatically for any holder of common stock with shares registered in his/her own name who wishes to purchase additional shares with income dividends or capital gains distributions received on shares owned, unless such shareholder elects to receive all dividends and capital gain distributions in cash, paid by check and mailed to the shareholder. If a shareholder holds shares in his/her own name, communications regarding the Plan should be addressed to the plan agent, Computershare Trust Company, N.A. (the “Plan Agent”), P.O. Box 43078 Providence, RI 02940-3078. Under the Plan, shareholders appoint the Plan Agent to reinvest dividends and distributions in shares of the Fund. Such shares will be acquired by the Plan Agent for shareholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares if the Fund is trading at net asset value or a premium. If the market price of a share on the payable date of a dividend or distribution is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each shareholder receiving shares in lieu of cash dividends or distributions will be determined by dividing the amount of the cash dividends or distributions to which such shareholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the net asset value per share, the number of shares to be issued to such shareholders will be determined by dividing such amount, less brokerage commission, by the per share market price.

KOREA EQUITY FUND, INC.

DIVIDEND REINVESTMENT PLAN-(Continued)

Purchases will be made by the Plan Agent from time to time on the New York Stock Exchange (the “Exchange”) or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or the mean between the closing bid and ask prices if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend or distribution investments and on the last trading day immediately preceding the dividend payable date the closing price or the mean between the closing bid and ask prices of the shares is lower than or the same as the net asset value per share, the Plan Agent will continue to purchase shares until all investments by shareholders have been completed or the closing price or the mean between the bid and ask prices of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing price or the mean between the bid and ask prices of the shares is higher than the net asset value per share and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares. There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund’s open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder’s account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund. For the fiscal year ended October 31, 2014, the Fund did not issue any new shares for dividend reinvestment purposes.

Shareholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who are participating in such Plan. Shareholders that participate in the Plan holding shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Shareholders who are participating in the Plan may withdraw from the Plan at any time.

There will be no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in participation in the Plan should be made by contacting the Plan Agent if the shares are held in the shareholder’s own name and must be in writing and should include the shareholder’s name and address as they appear on the account registration. If the shares are held in the name of a broker or other nominee, such person should be contacted regarding changes in participation in the Plan. Upon withdrawal from the Plan, the Plan Agent will deliver to the shareholder a certificate or certificates for the appropriate number of full shares and a cash payment for any fractional shares. In lieu of receiving a certificate, the shareholder may request the Plan Agent to sell part or all of the shareholder’s shares at the market price and remit the proceeds to the shareholder, net of any brokerage commissions. A $2.50 fee will be charged by the Plan Agent upon any cash withdrawal or termination. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a dividend or distribution if it is received by the Plan Agent not less than 10 days prior to such record date.

The Plan Agent will maintain all shareholder accounts in the Plan, and furnish written confirmation of all transactions in such account, including information needed by shareholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

The automatic reinvestment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to the Plan Agent at Computershare Investor Services, P.O. Box 43078, Providence, RI 02940-3078.

KOREA EQUITY FUND, INC.

Board Review of the Management and Investment Advisory Agreements

    The Board of Directors of the Fund (the “Board”) consists of five directors, four of whom are independent or non-interested directors (the “Independent Directors”). The Board considers matters relating to the Fund’s management and investment advisory agreements throughout the year. On an annual basis, the Board specifically considers whether to approve the continuance of these agreements for an additional one-year period. The specific agreements (the “Agreements”) consist of the Fund’s management agreement with Nomura Asset Management U.S.A. Inc. (the “Manager”), the investment advisory agreement between the Manager and its parent, Nomura Asset Management Co., Ltd. (the “Investment Adviser”), and investment sub-advisory agreements between the Investment Adviser and two affiliated advisers, Nomura Asset Management Hong Kong Limited and Nomura Asset Management Singapore Limited (the “Investment Sub-Advisers”).

    The Board, including the Independent Directors, most recently approved the continuance of the Agreements at a meeting held on August 14, 2014. In connection with their deliberations at that meeting and at a separate meeting of the Independent Directors held on August 5, 2014, the Independent Directors received materials that included, among other items, information provided by the Manager regarding (i) the investment performance of the Fund, performance of other investment companies and performance of the Fund’s benchmark, (ii) expenses of the Fund and the management fee paid by the Fund to the Manager, the advisory fee paid by the Manager to the Investment Adviser, and the sub-advisory fees paid by the Investment Adviser to the Investment Sub-Advisers, (iii) advisory fees charged by the Manager and the Investment Adviser to comparable accounts and (iv) the profitability of the Agreements to the Manager, the Investment Adviser and the Investment Sub-Advisers. The Independent Directors sought and received additional information from the Investment Adviser. The Independent Directors were advised by, and received materials (including a detailed memorandum reviewing the applicable legal standards and factors taken into account by the Supreme Court and other relevant court decisions) from their independent counsel in considering these matters and the continuance of the Agreements.

    In considering the continuance of the Agreements at the meeting held on August 14, 2014, the Board, including the Independent Directors, did not identify any single factor as determinative. Matters considered by the Directors in connection with their review of the Agreements included the following:

   The nature, extent and quality of the services provided to the Fund under the Agreements. The Board considered the nature, extent and quality of the services provided to the Fund by the Manager and the Investment Adviser and the resources dedicated by the Manager, the Investment Adviser and the Investment Sub-Advisers. These services included both investment advisory services and related services such as the compliance oversight provided by the Manager. Based on its review of all of the services provided by the Manager, the Investment Adviser and the Investment Sub-Advisers, the Board, including the Independent Directors, concluded that the nature, extent and quality of these services supported the continuance of the Agreements.

    Investment performance. The Board considered performance information provided by the Manager regarding the Fund’s investment performance over a number of time periods, including the one-year, three-year and five-year periods recently ended. In response to requests by the Independent Directors, the Manager provided information about the performance of the Fund compared to the Fund’s benchmark index, data on the Fund’s expense ratio and components thereof, and comparative fee, expense ratio and performance information for other funds investing primarily in Korean securities.

KOREA EQUITY FUND, INC.

Board Review of the Management and Investment Advisory Agreements (continued)

    The costs of the services to be provided and the profits to be realized by the Manager and its affiliates from their advisory relationships with the Fund. The Board considered the fee payable under the Fund’s management agreement in connection with other information provided for the Directors’ consideration. The Manager and its affiliates also act as advisers to additional investment companies registered under the Investment Company Act of 1940 and the Board of Directors of the Fund compared the advisory arrangements and fees for these companies. The Board also considered information provided by the Manager regarding fees charged by the Manager and its affiliates to institutional accounts and other investment companies having investment objectives similar to the Fund’s investment objective. The Board of Directors of the Fund recognized that the nature of the services provided by the Manager, the Investment Adviser and the Investment Sub-Advisers to other investment vehicles and separate accounts differed from the range of services provided to the Fund.

    The Manager also provided the Board with information prepared by the Manager, the Investment Adviser and the Investment Sub-Advisers indicating the profitability of the Agreements to these respective advisers. This presentation included information regarding methodologies used to allocate expenses in considering the profitability of the Agreements to the Manager, the Investment Adviser and the Investment Sub-Advisers. The Independent Directors reviewed this information with the Manager and requested and received certain supplemental information from the Manager about the expense allocation methodology utilized by the Manager and the Investment Adviser.

    After reviewing the information described above, the Independent Directors concluded that the management fee proposed to be charged to the Fund was reasonable and the profitability of the Agreements to the Manager, the Investment Adviser and the Investment Sub-Advisers support the continuance of the Agreements.

    Economies of scale. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which the size and U.S. tax constraints impact portfolio management.

    Based on an evaluation of all factors deemed relevant, including the factors described above, the Board, including each of the Independent Directors, concluded that each of the Agreements should be continued through August 31, 2015.

BOARD OF DIRECTORS
Rodney A. Buck
David B. Chemidlin
Yutaka Itabashi
E. Han Kim
Marcia L. MacHarg

OFFICERS
Yutaka Itabashi, President
Hiromichi Aoki, Vice President
Maria R. Premole, Vice President
Neil A. Daniele, Secretary and Chief Compliance Officer
Amy J. Marose, Treasurer
Jamie Gannalo, Assistant Treasurer

MANAGER
Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, New York 10019-7316
Internet Address www.nomura.com

INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
1-12-1 Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan

INVESTMENT SUB-ADVISERS
Nomura Asset Management Hong Kong Limited
30th Floor, Two International Finance Center
8 Finance Street Central, Hong Kong

Nomura Asset Management Singapore Limited
10 Marina Boulevard
Marina Bay Financial Centre Tower 2, #33-03
Singapore 018983

CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110-1548

DIVIDEND PAYING AGENT, TRANSFER AGENT
AND REGISTRAR
Computershare Trust Company, N.A.
P. O. Box 43078
Providence, Rhode Island 02940-3078

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, New York 10036

KOREA EQUITY FUND, INC.
WORLDWIDE PLAZA
309 WEST 49TH STREET
NEW YORK, NEW YORK 10019-7316
This Report, including the Financial Statements, is transmitted to the Shareholders of Korea Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.
KOREA Equity Fund, Inc. ANNUAL REPORT October 31, 2014

ITEM 2. CODE OF ETHICS

(a)
As of October 31, 2014, the Registrant had adopted a code of ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)
There were no amendments during the fiscal year ended October 31, 2014 to a provision of the code of ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

(d)	Not applicable.
(e)	Not applicable.
(f)
A copy of the code of ethics will be provided upon request at no charge by contacting the Registrant's Chief Compliance Officer at (212) 661-1873 or via post request addressed to: Nomura Asset Management U.S.A. Inc., Worldwide Plaza, 309 West 49th Street, Attn: Chief Compliance Officer, New York, NY 10019.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board of Directors has determined that David B. Chemidlin, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.  This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board of Directors; nor will it reduce the responsibility of the other Audit Committee members.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) AUDIT FEES

The aggregate audit fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

2014 - $41,500
2013 - $41,500

(b) AUDIT-RELATED FEES

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this item are as follows:

2014 - $0
2013 - $0

(c) TAX FEES

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning services rendered by the principal accountant are as follows:

2014 - $11,500
2013 - $11,000

These amounts represent aggregate fees which include the filing and amendment of federal, state and local income tax returns, timely registered investment company qualification review and tax distribution and analysis planning rendered by Ernst & Young LLP ("E&Y") to the Registrant.

(d) ALL OTHER FEES

The aggregate fees billed in each of the last two fiscal years for products and services rendered by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are as follows:

2014 - $10,600
2013 - $10,600

These amounts represent procedures performed in connection with the review of the Registrant's filings with the Osaka Securities Exchange.

(e) (1) The Charter for the Audit Committee of the Registrant requires the Audit Committee (a) to preapprove all auditing services to be provided to the Registrant by the Registrant’s independent accountants; (b) to preapprove all non-audit services, including tax services, to be provided to the Registrant by the Registrant’s independent accountants in accordance with the Securities Exchange Act of 1934, as amended (the “1934 Act”); provided, however, that the preapproval requirement with respect to the provision of non-audit services to the Registrant by the Registrant’s independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act; and (c) to preapprove non-audit services to be provided to the Registrant’s investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(f) Not applicable.

(g) Non-audit fees billed by E&Y for services rendered to the Registrant and Nomura Asset Management U.S.A., Inc. (“NAM-USA”) and any entity controlling, controlled by, or under common control with NAM-USA that provides ongoing services to the Registrant were $6.2 million and $10.8 million for the fiscal years ended 3/31/14 and 3/31/13, respectively.  These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services and non-audit related services rendered by E&Y to service affiliates.

(h) The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser and service affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. All services provided by the Accountant to the Registrant or to service affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

(a)
The Registrant’s Board of Directors has a standing Audit Committee, which consists of the Directors who are not “interested persons” of the Registrant within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).  Currently, Rodney A. Buck, E. Han Kim, David B. Chemidlin and Marcia L. MacHarg are members of the Audit Committee.

(b)           Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

The Registrant’s investments in securities of unaffiliated issuers as of 10/31/14 are included in the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Policy NOMURA ASSET MANAGEMENT April 1, 2013

1.  General Policy

Nomura Asset Management Co., Ltd. and its investment advisory subsidiaries (collectively, “Nomura Asset Management”) serve as the investment adviser to a wide range of clients, including pooled investment vehicles. This Policy reflects our duty as a fiduciary under various regulations to vote proxies in the best interests of our clients. In fulfilling our obligations to clients, Nomura Asset Management will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts. We will engage companies in which we invest on behalf of our clients on our “Principles on Corporate Governance of Portfolio Companies.” in order to enhance our mutual understanding and to seek changes in their company practice.

2.  Proxy Voting Guidelines

Nomura Asset Management will closely examine the voting agenda of a company that meets one or more of the conditions listed below. Where we believe that a specific agenda item is not in the best interests of shareholders, Nomura Asset Management will decide either to vote against or to abstain from voting on the item.

(1)	The company has violated the law, including engaging in criminal activities or fraudulent accounting practices. We have determined that the company has engaged activities that are inconsistent with overarching principles of corporate governance, including those related to social, ethical and environmental issues. However, we do not exercise our proxy voting rights solely as a means to address specific social or political issues, irrespective of investment returns of the company.

(2)	The auditor’s opinion on the company is qualified.

(3)	The company’s disclosure is determined to be inadequate, and therefore, deemed harmful to shareholders’ interests.

(4)	The company continuously reports sluggish business performance and poor investment returns, and where we consider management’s efforts for improvement to be inadequate.

(5)	The company accumulates a large amount of financial assets which we believe are not used effectively and/or are not distributed to shareholders adequately.

(6)	The company’s business and financial strategies are deemed to be not in the best interest of shareholders.

(7)	The composition and/or size of the company’s board of directors or the

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composition of its statutory auditors is deemed to be inadequare, and not in the shareholders’ best interests.

(8)	Extraordinary agenda items, such as amendments to the company’s articles of incorporation, which we determine not to be in shareholders’ best interests.

3.  Positions on Specific Issues

The issues discussed below are not exhaustive and do include all potential voting issues. Because voting issues and the circumstances of individual companies are so varied, there may be instances when Nomura Asset Management may not vote in strict adherence to the Policy.

(1)  Election of Directors

Nomura Asset Management votes in favor of candidates for a company’s board of directors that are nominated by the company’s management when it is determined that such candidates would best serve shareholders’ best interests.

The size of the board should be adequate and appropriate considering the nature of the company’s business and its scale.

If the company’s business performance remains sluggish over a long period and little remedial effort is apparent, or if the company is found to have engaged in any activities that raise corporate governance concerns, including social misconduct, or any activity that we deem is not in the best interest of shareholders, we will carefully assess the qualifications of the directors who have served during the said period or at the time of such activity in voting on their reelection.

In principle, we vote for the election of outside directors, taking into account the competence and experience of the candidates.

We will evaluate proposals advocating classification or staggered board of directors on a case-by-case basis. We would oppose such a proposal if we determine that it raises corporate governance concerns.

Because the outside directors of Japanese companies that have adopted the committee system play an especially crucial role in each of the three committees (the nominating, compensation, and audit committees) we pay special attention to the

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directors' qualifications, such as their independence.  Companies have transferred the decision-making for many important matters, such as disposition of profits, from shareholders to the executive officers and the board of directors of the company. In consideration of this fact, the qualifications of a director for such office are judged upon careful review of and thorough assessment of the board of directors.

(2)  Election of Auditors

Auditors are expected to be qualified to audit the business of directors on behalf of shareholders, and are expected to function adequately for that purpose.

Where the company has engaged in activities that raise corporate governance concerns, including social misconduct, or have engaged in illegal activity in which an auditor is found responsible for any part thereof, or determined to have failed to fully perform his/her duties, we will vote against the reelection of the auditor.

It is desirable that outside auditors are independent of management. It is not desirable to have the audit committee composed of outside auditors all of whom lack independence. Where a reduction in the number of auditors is proposed, there should be proper justification for such a reduction.

(3)  Executive Compensation

Nomura Asset Management votes for management compensation plans that in its view, are reasonable, especially equity-based compensation plans that are aligned with the long-term interests of the company’s shareholders. However, we vote against plans that we believe are inconsistent with or inequitable compared to the company’s overall financial condition, or that would substantially dilute the interests of shareholders.

When a company is discovered to have engaged in social misconduct, we expect to see corrective measures reflected in management’s compensation.

It is desirable for the company to disclose management’s compensation so that shareholders can determine whether or not it is fair and reasonable.

(4)  Stock Option

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In principle, we vote for stock option plans when the conditions of the plan, such as eligibility and its scale, are properly set forth for the purpose of promoting the incentives of the executives and employees. However, we vote against such plans when the conditions are deemed to be improper.

(5)  Capital Policy

(1)  Distribution policy

In deciding on distributions to its shareholders, the company should ensure that such distributions are consistent with its long-term investment plan. While we view the acquisition of the company’s own stock positively as a means to enhance the company’s value, it is always necessary to determine whether this is the most appropriate distribution method for the sake of the company’s long-term capital structure.

(2)  Change in number of authorized shares

An increase in the number of authorized shares is required for a variety of legitimate business purposes, including financing, stock splits, corporate reorganizations, or debt for equity exchanges. Nomura Asset Management will vote for a company’s proposed increase in the number of authorized shares unless it is considered a special circumstance proposal. Such proposals are assessed on a case-by-case basis.

(3)  Issuance of preferred and other classes of shares

Nomura Asset Management will carefully scrutinize proposals with respect to the issuance of shares in special cases, such as to authorize the board of directors to issue preferred shares with discretion to determine such conditions as voting rights, conversion, dividend and transferability (“Blank Check” Preferred Shares). We recognize that while such classes of shares are generally issued for financing purposes, they could hinder growth in shareholder value.

(6)  Corporate Actions

(1)  Mergers, acquisitions and other corporate restructurings

Nomura Asset Management reviews all proposals for mergers, acquisitions and other forms of corporate restructuring on a case-by-case basis by evaluating the financial impact on the company’s shareholders.

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(2)  Anti-takeover measures

Nomura Asset Management will not vote, in principle, for proposals that make it more difficult  for  a  company  to  be  acquired  by  another  company.  We  believe  that anti-takeover measures can depress a company’s market value.

4.  Conflict of Interests

In exercising voting rights, material conflicts of interest may arise (for example, Nomura Asset Management may have a material business relationship with an issuer whose securities are held in client portfolios. and over which we have proxy voting discretion).

When such a material conflict of interest arises, Nomura Asset Management shall vote, in order to remain impartial in the exercising of proxy voting rights, based on recommendations made by one or more third-party proxy voting service vendors.

With respect to shares of Nomura Holdings, Inc. and its affiliated companies that are held in client portfolios, we shall seek advice from one or more third-party proxy voting service vendors.

Our approach in identifying and handling material conflicts of interest is more fully described in our policy document “Organizational Structure and Decision-Making Process for the Exercise of Proxy Voting Rights.”

5.  Other Considerations

(1)  Non-voting cases

Nomura Asset Management may be unable to vote or may determine to refrain from voting in certain circumstances. The following list, although not exhaustive, highlights some potential instances in which a proxy may not be voted:

(1) Securities Lending: Various client accounts may participate in a securities lending program. Because title to loaned securities passes to the borrower, Nomura Asset Management will be unable to vote any security that is out on loan to a borrower on a proxy record date. If Nomura Asset Management has investment discretion, however, it may reserve the right to instruct the lending agent to recall the loaned security where the matter to be voted upon is deemed to be material to the investment and

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the benefits of voting the security are deemed to outweigh the costs of recalling the security.

(2)  Share Blocking: Proxy voting in certain countries requires “share blocking.” That is, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depository. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. In such cases, we may not vote the effected shares.

(3)  Re-registration: In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent us from exercising its investment discretion to sell shares held in clients’ portfolios for a substantial period of time. The decision process in blocking countries as discussed above is employed in instances where re-registration is necessary.

(4)  Other Considerations: Lack of adequate information and untimely receipt of proxy materials may make it disadvantageous to vote proxies in every instance. In addition, we may not vote proxies in circumstances where the cost of voting the proxy outweighs the possible benefit to the client.

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ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a) (1) As of January 6, 2015, Mr. Shigeto Kasahara acts as the Registrant's lead portfolio manager.  Mr. Kasahara has served as a portfolio manager of the Registrant since April 2005. He previously served as a portfolio manager specializing in Pacific Basin ex-Japan Equities at Nomura Asset Management Hong Kong Limited (“NAM-Hong Kong”) from 2002 to 2004. He has been a portfolio manager at Nomura Asset Management Singapore Limited (“NAM-Singapore”) since 2004. The portfolio manager is primarily responsible for the day-to-day portfolio management of the Registrant.  He oversees investment decisions and activities and reviews research analysis.

      (2) As of October 31, 2014, Mr. Kasahara was primarily responsible for the day-to-day portfolio management for the Registrant, for 2 other pooled investment vehicles that are not registered investment companies under the 1940 Act (with total assets of USD $53.8 million as of October 31, 2014) and for 2 other accounts (with total assets of US $282.5 million as of October 31, 2014). None of the investment advisory fees with respect to these accounts is based on the performance of the account. Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager's time and attention among relevant accounts and (iii) circumstances where the Registrant's investment adviser has an incentive fee arrangement or other interest with respect to one account that does not exist with respect to other accounts.

      (3) As of October 31, 2014, the portfolio manager receives a combination of base compensation and discretionary compensation consisting of a cash bonus. The methodology used to determine the portfolio manager's compensation is applied across all accounts managed by the portfolio manager. Generally, the portfolio manager receives fixed salary compensation based on his duties and performance. The amount of base salary is reviewed annually after completion of the formal performance appraisal process. In order to appraise the portfolio manager's performance, certain measures are used, such as a review of his specialties and expertise, a review of his capabilities to achieve assigned duties and a review of his management and communication skills. In addition to base compensation, the portfolio manager may receive discretionary compensation in the form of a cash bonus. The bonus, which is paid semi-annually, is based on both quantitative and qualitative scores. The quantitative score is determined prior to payment based on the performance of the portfolio manager's accounts. The quantitative scoring for purposes of the bonus comprises 60 to 80 percent of the performance appraisal measurement. As indicated above, Mr. Kasahara is responsible for multiple accounts. The quantitative scoring generally takes into account the performance of each of these accounts, on a pre-tax basis over the average of the most recent one-year and three-year periods, compared against benchmarks established for such accounts during the same periods. In evaluating the performance of the Registrant, NAM-Singapore utilizes the performance of the Korea Composite Stock Price Index (KOSPI) as the benchmark.   The qualitative score is determined by analyzing the quality of the portfolio manager's contribution to the Registrant's investment adviser, focusing primarily on the contribution to the management of the investment team and to client service and marketing. While the bonus can range up to 100 percent or more of base salary, the Registrant's investment adviser has indicated that cash bonuses typically represent approximately 20 to 40 percent of its portfolio managers' aggregate cash compensation. For relatively highly paid employees, a part of the discretionary bonus compensation is deferred in accordance with the Nomura corporate wide mandatory deferral program.

      (4) As of October 31, 2014, the portfolio manager did not own beneficially any securities issued by the Registrant.

(b) Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

(a)  Not applicable.

(b)  Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

ITEM 11.  CONTROLS AND PROCEDURES

(a)           Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(d) under the 1940 Act), as of a date within 90 days of the filing date of the report, the President (principal executive officer) and the Treasurer (principal financial officer) of the Registrant have determined that as of and prior to October 31, 2014, the Registrant's fiscal year end, the Registrant's control over the review of the calculation of the annual total investment returns of the Registrant was not operating effectively to prevent or detect errors in the total investment return amounts that could be material to the financial statements. The errors included the use of prices for the re-investment of dividends and distributions within the calculation that were not in accordance with the Registrant’s dividend re-investment plan. The Registrant reviewed the impact of the error on the prior period reported amounts and determined that the error was not material to the financial statements. Since October 31, 2014, and prior to the issuance of the Registrant’s financial annual report, the Registrant’s management has remediated its existing controls to review the calculation of total investment return to determine that the calculation is performed using inputs in accordance with the registrant’s dividend re-investment plan.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS

(a)(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto as an exhibit.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

SIGNATURES
________________________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Korea Equity Fund, Inc.

By:  /s/ Yutaka Itabashi_________
Yutaka Itabashi, President
(Principal Executive Officer)

Date:  1/6/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Yutaka Itabashi_________
Yutaka Itabashi, President
(Principal Executive Officer)

Date:  1/6/15

By: /s/ Amy J. Marose_________
Amy J. Marose, Treasurer
(Principal Financial Officer)

Date:  1/6/15